March 12, 2019

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.

-BNY Mellon Absolute Insight Multi-Strategy Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is The Dreyfus Corporation, and the fund's sub-adviser is Insight Investment International Limited, an affiliate of Dreyfus and a subsidiary of Insight Investment Management Limited.

Investment allocation decisions for the fund have been made since the fund's inception by the sub-adviser's Absolute Return Investment Committee.  Sonja Lami, Portfolio Manager – Specialist Investments, is the member of the ARIC with day-to-day responsibility for investment allocation decisions since the fund's inception.  In addition, the primary portfolio manager responsible for the equity market neutral and absolute return equity strategies is Andrew Cawker, Portfolio Manager – Head of Specialist Equities, for the absolute return emerging market strategy is Colm McDonagh, Head of Emerging Markets Debt, for the absolute return credit strategy is Lucy Speake, Head of European Fixed Income, for the absolute return dynamic opportunities strategy is Matthew Merritt – Head of Multi-Asset Strategy Team, and for the currency strategy is Richard Nibloe, Head of Currency – Fixed-Income.  Ms. Lami and Messrs. Cawker and McDonagh have served as primary portfolio managers of the fund since the fund's inception in December 2015, Ms. Speake and Mr. Merritt have served as primary portfolio managers of the fund since November 2017, and Mr. Nibloe has served as a primary portfolio manager of the fund since March 2019.

The following information supersedes and replaces any contrary information contained in "Fund Details – Management" in the prospectus:

Investment allocation decisions for the fund have been made since the fund's inception by the fund's sub-adviser through Insight's Absolute Return Investment Committee (ARIC).  Sonja Lami is the member of the ARIC with day-to-day responsibility for investment allocation decisions since the fund's inception.  Ms. Lami is a portfolio manager with the Specialist Investments team at Insight; she joined Insight in August 2008.  In addition, the primary portfolio manager responsible for the equity market neutral and absolute return equity strategies is Andrew Cawker, for the absolute return emerging market strategy is Colm McDonagh, for the absolute return credit strategy is Lucy Speake, for the absolute return dynamic opportunities strategy is Matthew Merritt, and for the currency strategy is Richard Nibloe.  Ms. Lami and Messrs. Cawker and McDonagh have served as primary portfolio managers since the fund's inception in December 2015, Ms. Speake and Mr. Merritt have served as primary portfolio managers of the fund since November 2017, and Mr. Nibloe has served as a primary portfolio manager of the fund since March 2019.  Mr. Cawker is a portfolio manager and the Head of Specialist Equities at Insight; he joined Insight in April 2003.  Mr. McDonagh is Head of Emerging Markets Debt at Insight; he joined Insight in November 2008.  Ms. Speake is Head of European Fixed Income at Insight; she joined Insight in April 2003.  Mr. Merritt is Head of the Multi-Asset Strategy Team at Insight; he joined Insight in September 2004.  Mr. Nibloe is Head of Currency in the Fixed-Income Group at Insight; he joined Insight in April 2003.  The portfolio managers and members of the ARIC responsible for investment allocation decisions for the fund are employees of the fund's sub- adviser and manage the fund in that capacity.  The portfolio managers and members of the ARIC may concurrently manage other portfolios under dual employment arrangements with Insight.

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March 12, 2019

BNY MELLON ABOSLUTE INSIGHT FUNDS, INC

-BNY Mellon Absolute Insight Multi-Strategy Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager[1]	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Richard Nibloe	None	N/A	1	$98.0M	None	N/A

1              Because Mr. Nibloe became a primary portfolio manager as of March 11, 2019, his information is as of March 8, 2019.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager[1]	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Richard Nibloe	Other Pooled Investment Vehicles	1	$98.0M
	Other Accounts	None	N/A

1                  Because Mr. Nibloe became a primary portfolio manager as of March 11, 2019, his information is as of March 8, 2019.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager[1]	Fund	Dollar Range of Fund Shares Beneficially Owned
Richard Nibloe	BNYMAIMSF	None

1                  Because Mr. Nibloe became a primary portfolio manager as of March 11, 2019, his information is as of March 8, 2019.

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